Exhibit 99.1

OUR GOAL: DO FOR HARDWARE WHAT LLMs DID FOR SOFTWARE LMM for Physical AI PROPOSED BUSINESS COMBINATION WITH BHAV ACQUISITION CORP (NASDAQ: BHAV) INVESTOR PRESENTATION · OCT 2026 BCA DATED NOV 03, 2026 NOT APPROVED OR DISAPPROVED BY THE SEC

LEGAL · 1 OF 2 Disclaimer ABOUT THIS PRESENTATION This presentation (together with any oral commentary, the “Presentation”) is provided solely for informational purposes to assist interested parties in evaluating a proposed business combination (the “Business Combination”) between Nemi Corp, a Texas corporation (together with its subsidiaries, “Nemi” or the “Company”), and BHAV Acquisition Corp (“BHAV”), a Cayman Islands exempted company and special purpose acquisition company. The Presentation is preliminary in nature, does not purport to contain all of the information that may be required to evaluate the Business Combination, and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Recipients should conduct their own investigations and analyses of Nemi, BHAV and the Business Combination, and should consult with their own legal, regulatory, tax, business, financial and accounting advisors to the extent they deem necessary. Nothing herein constitutes financial, legal, tax, investment or other advice, nor a recommendation to purchase or sell any security. DISTRIBUTION This Presentation is furnished in connection with the Business Combination and may be filed with the United States Securities and Exchange Commission (the “SEC”). The distribution of this Presentation may be restricted by law in certain jurisdictions, and recipients are required to inform themselves of, and to observe, any such restrictions. NO REPRESENTATIONS OR WARRANTIES No representations or warranties, express or implied, are given in, or in respect of, this Presentation or the accuracy or completeness of the information contained herein. To the fullest extent permitted by law, in no circumstances will Nemi, BHAV or any of their respective subsidiaries, equity holders, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or the opinions communicated in relation thereto or otherwise arising in connection therewith. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of Nemi, BHAV or their respective affiliates or representatives have independently verified such information or make any representation as to its accuracy or completeness. STATUS OF THE TRANSACTION Nemi and BHAV entered into a business combination agreement dated Nov 03, 2026 (the “BCA”). Under the BCA, BHAV will merge with subsidiaries of Nemi Corp, Nemi Corp will be the listed company, and intends to file a registration statement on Form S - 4, targeted for November 2026, with closing targeted for the first quarter of 2027. Completion of the Business Combination is subject to the conditions set out in the BCA, including BHAV shareholder approval, regulatory approvals, effectiveness of the registration statement, Nasdaq listing approval and a minimum - cash condition that the parties may waive. Either party may terminate the BCA if the Business Combination has not closed by June 20, 2027 (or a later extended date). FORWARD - LOOKING STATEMENTS Certain statements in this Presentation are forward - looking statements. The safe harbor for forward - looking statements under the U.S. Private Securities Litigation Reform Act of 1995 is not available for statements made in connection with the Business Combination, and neither Nemi nor BHAV relies on it. Forward - looking statements include statements regarding Nemi’s target of $120M of Operating ARR twelve months after the closing of the Business Combination and its other operating milestones; the illustrative operating targets for a potential acquisition; market opportunity and market share; Nemi’s product and technology roadmap; the acquisition pipeline and geographic expansion plans; and the anticipated timing, structure, benefits, PIPE financing and completion of the Business Combination. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “should,” “target” and “will,” and similar expressions, identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking. These statements are based on the current expectations of the management of Nemi and BHAV and are not predictions of actual performance. They are subject to significant known and unknown risks and uncertainties, many of which are beyond the parties’ control, including satisfaction of closing conditions (among them the minimum - cash condition and the effectiveness of the registration statement); the level of redemptions by BHAV’s public shareholders; the outcome and size of the PIPE financing; the geographic concentration of Nemi’s operations in India; execution of the M&A pipeline and integration of acquired businesses; competition, including from substantially better - capitalized entrants; retention of key personnel; and the other factors to be described under “Risk Factors” in the registration / proxy statement referred to herein. Actual results may differ materially. Neither Nemi nor BHAV undertakes any obligation to update or revise forward - looking statements, except as required by law. Past performance is not indicative of future results. PLACEMENT AGENT Cantor Fitzgerald & Co. (“Cantor”) is acting as sole placement agent to Nemi in connection with the PIPE and the Business Combination. Cantor has not independently verified the information in this Presentation and makes no representation or warranty, express or implied, as to its accuracy or completeness. 02

LEGAL · 2 OF 2 Disclaimer (continued) USE OF PROJECTIONS AND TARGETS (ITEM 1609) Other than a management target of $120M of Operating ARR for the quarter ending twelve months after the closing of the Business Combination (the “ARR Target”), the related management estimates of Operating ARR at closing and of how the ARR Target builds up by source (open POs, conversion of LOIs and management pipeline, and acquisitions) (the “Estimates”) and management’s expectation that Nemi’s EV business will become profitable in 2027 (slide 33; the “EV Expectation”), this Presentation does not include projected financial information. The ARR Target, the Estimates, the EV Expectation and the indexed operating targets shown for an illustrative acquisition were prepared by Nemi management as of September 30, 2026 for internal planning and for this Presentation, reflect management’s view as of the date hereof and will not be updated except as required by law. Material assumptions underlying the ARR Target: funding of approximately $100M before and at closing (up to $50M of pre - closing financing by January 2027, with the balance from the trust and the PIPE at closing); completion of planned capacity additions; and the closing and integration of acquisitions on management’s timetable, with ~25% ($30M) of the ARR Target dependent on acquisitions not yet signed. The ARR Target is ~32 × the Q3 2026 run - rate (~$3.7M) and ~6 × the run - rate estimated at closing (~$20M). The Estimates assume LOIs convert into purchase orders (“POs”) or are renewed and pipeline volumes are realized; they are not secured demand (see the risk factors). The EV Expectation assumes higher vehicle volumes on the existing plant, more localized components and growth in leasing and maintenance revenue, as reflected in management’s financial model. The ARR Target, the Estimates and the illustrative acquisition targets are not forecasts of revenue or other results. These items have not been audited, reviewed or compiled by any auditor, and actual results may differ materially; their inclusion is not a representation that they will be achieved. The registration statement / proxy statement will include the information required by Item 1609 of Regulation S - K of the Securities Act of 1933, as amended (the “Securities Act”). FINANCIAL INFORMATION This Presentation does not include historical or projected financial statements. Unless stated as provisional or adjusted, FY2025 revenue and FY2024 and FY2025 gross margins and cost of revenue shown are derived from the audited consolidated financial statements, which report a single operating segment, and from the U.S. GAAP financial statements of Nemi’s operating subsidiaries used in the consolidation. Operating information in this Presentation (including customer counts, purchase orders, letters of intent and Operating ARR) is unaudited, is based on management records and may differ from information in the audited financial statements. The consolidated financial statements of BNC Motors Private Limited and its subsidiaries as of and for the years ended December 31, 2025 and 2024, prepared in accordance with U.S. GAAP and audited in accordance with PCAOB standards, will be included in the registration statement / proxy statement. Jan – Sep 2026 revenue and cash use, the Q3 2026 run - rate, and the September 30, 2026 cash, working capital and net debt are from Nemi’s provisional consolidated accounts (Indian GAAP, unaudited), which may differ from the U.S. GAAP financial statements to be included in the registration statement / proxy statement. Amounts from the audited financial statements are shown in US$ as presented in those statements; other rupee amounts are converted at ₹95.98 / US$ (FBIL, September 30, 2026). KEY OPERATING METRICS AND NON - GAAP MEASURE This Presentation refers to Operating ARR and to customer metrics (enterprise customers, repeat rate and existing - customer share), which are operating metrics, not measures of financial performance under U.S. GAAP. They are calculated from management records, are unaudited, may be calculated differently from similarly titled metrics used by other companies and should not be considered in isolation or as a substitute for GAAP measures. Operating ARR is the latest quarter’s external revenue × 4, not contracted or recurring revenue. Definitions appear in the glossary. Adjusted gross margin (slide 33) is a non - GAAP financial measure, reconciled to gross margin on that slide; it is not a substitute for U.S. GAAP measures. INDUSTRY & MARKET DATA; TRADEMARKS Information regarding markets, market size, growth rates, penetration and competitive position contained herein is based on publications and reports of third - party sources (including World Bank, BEA / BLS, U.S. Census Bureau and industry publications), on management estimates, and on assumptions derived from those sources. Neither Nemi nor BHAV has independently verified such third - party information, and no representation is made as to its accuracy or completeness. While we believe that the industry and market data included herein is generally reliable, such information is inherently imprecise. While we are not aware of any misstatements regarding the industry and market data presented herein, our estimates involve risks and uncertainties and are subject to change based on various factors. This Presentation may contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners; use or display thereof does not imply an endorsement of, or relationship with, Nemi or BHAV. NO OFFER OR SOLICITATION This Presentation does not constitute (i) an offer to sell, or a solicitation of an offer to buy, any securities, or (ii) a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an applicable exemption. Any securities offered in a private placement (including any PIPE financing) will not be registered at the time of issuance and will be offered only to qualifying investors in reliance on available exemptions. IMPORTANT INFORMATION; WHERE TO FIND IT In connection with the Business Combination, Nemi Corp intends to file a registration statement on Form S - 4 with the SEC, which will include a preliminary proxy statement of BHAV and a preliminary prospectus of Nemi Corp. After the registration statement is declared effective, BHAV will mail a definitive proxy statement / prospectus to its shareholders as of the record date set for its extraordinary general meeting. BHAV’s shareholders and other interested persons are urged to read the preliminary and definitive proxy statement / prospectus, and all other relevant documents filed or to be filed with the SEC, when available, because they will contain important information about Nemi, BHAV and the Business Combination. Shareholders will be able to obtain free copies at www.sec.gov. PARTICIPANTS IN THE SOLICITATION BHAV, Nemi and their respective directors and executive officers may be deemed participants in the solicitation of proxies from BHAV’s shareholders in connection with the Business Combination. Information regarding such persons and a description of their interests will be contained in the registration / proxy statement when filed and in BHAV’s filings with the SEC (including its IPO prospectus dated March 18, 2026), each available free of charge at www.sec.gov. 03

01 Introduction

01 · INTRODUCTION The investment case: six reasons, one flywheel THE OPPORTUNITY 01 Manufacturing decides long - term relevance Defense, energy, infrastructure, mobility and health all need factories. Whoever doesn’t operate and manufacture their own products depends on someone else. 02 Parity in high - labor - cost countries needs automation Labor arbitrage moved production offshore. Automation is the lever that closes the gap. 03 LMM is built to automate manufacturing end - to - end Nemi’s Large Manufacturing Model (“LMM”) is built to automate manufacturing end - to - end; do for hardware what LLMs did for software. 04 Nemi’s commercial traction today 50+ GLOBAL ENTERPRISE CUSTOMERS $100M+ NON - BINDING LOIs · INDICATIVE VALUE TO 2028 05 A disciplined plan, not a moonshot Next 12 months: growth plans mainly organic, including LOI conversion and orders in hand. Over three years: mainly from acquiring traditional manufacturers and retrofitting them with the LMM. Future Manufacturing - as - a - Service (“MaaS”) profits and the proceeds of this transaction expected to fund LMM development. 06 A very large market that moves on cost, quality and speed ~$17.6T of global manufacturing value added (2025). We believe share shifts to whoever leads on all three, and the LMM helps establish that lead. THE FLYWHEEL Apply LMM to increase automation → Automation improves cost, quality and speed… → … which enables Nemi to win more work → … which can generate profits and more data … → … which further improves the LMM ↺ Enterprise customers: companies and institutions billed in Jan – Sep 2026 by MaaS, EV fleets and exports, counted at group level; individual retail and rental buyers are not counted (management records, unaudited). LOIs: non - binding letters of intent signed Aug – Sep 2026, $107.4M of indicative value to 2028 at the volumes in the LOIs, mostly beyond their 12 - month terms, and at Nemi’s reference price where an LOI states no price; they may not convert. Statements of belief are management’s current view, not guarantees. Market size: World Bank, manufacturing value added, current US$, 2025 (NV.IND.MANF .CD ). 05 Founder locked up for up to two years (slide 11).

01 · INTRODUCTION

NEMI

Nemi today: at a glance

Nemi is a Physical AI and Manufacturing-as-a-Service company that applies its proprietary Large Manufacturing Model to automate product lifecycle, from initial concept and engineering through manufacturing, quality control and delivery

01

WHAT NEMI DOES

Manufacturing-as-a-Service (MaaS)

Engineering, prototyping, production and assembly for aerospace, defense and auto customers; EV subsidiary in India.

02

HOW NEMI AUTOMATES

Tools, applications, hardware

Anvil automates design. Orion runs the factory. Atlas tracks post-production and continuous improvement.

03

HOW NEMI SCALES

Customers, capacity and acquisitions

Win more customer programs, add capacity and acquire manufacturers where Nemi believes its technology can lift efficiency.

NEMI TODAY · SELECT OPERATING METRICS AND TARGET

300K+	50+	$14M+	82%	$120M
SQ FT FACTORY SPACE	ENTERPRISE CUSTOMERS	OPEN PURCHASE ORDERS	MAAS REPEAT RATE	OPERATING ARR TARGET

Unaudited management records unless stated. LMM status: design automation (Anvil) is live; in factory operations (Orion), ERP is live, factory automation is in pilot and robotics are at prototype stage; the LMM uses third-party AI models (slide 17). Footprint: present factory footprint in India. Enterprise customers: companies and institutions billed in Jan–Sep 2026 by MaaS, EV fleets and exports, at group level; individual retail and rental buyers are not counted. Open POs (Oct 14, 2026, net of invoicing to September 30, 2026; audited financial statements, Note 2(d)): $14.45M across 52 POs from 16 customers, including blanket POs from a fleet customer, subject to the realization of certain contractual milestones. Repeat rate: share of FY2025 MaaS revenue from customers billed again in 2026, excluding related parties. $120M: management target for Operating ARR in the quarter ending 12 months after closing; a forward-looking statement, not a forecast (see slide 3). Open POs in US$ as in the audited statements; other amounts at ₹95.98 / US$ (FBIL, Sep 30, 2026).

06

01 · INTRODUCTION The world order has followed manufacturing HISTORICALLY, MANUFACTURING LEADERSHIP HAS SHIFTED WITH CHANGES IN HOW THINGS ARE MADE 1860 Britain ~20% of world manufacturing, with ~2% of world population 1913 Germany ~15% of world manufacturing, overtaking Britain (13.6%) 1953 United States ~45% of world manufacturing output 1993 Japan ~22% of world manufacturing value added, nearly level with the US (22.9%) 2024 China ~28% of world manufacturing value added, now leading AT STAKE TODAY WHAT A COUNTRY CAN'T MAKE, IT DEPENDS ON OTHERS FOR DEFENSE Drones, munitions, ships ENERGY Turbines, grid, batteries HEALTH Devices, drug lines MOBILITY Cars, aircraft, rail INFRASTRUCTURE Steel, raw materials, equipment MATERIALS Extraction, refining EACH SHIFT FOLLOWED A CHANGE IN HOW THINGS ARE MADE: STEAM, SCIENCE, MASS PRODUCTION, LEAN, SCALE. WE BELIEVE THE NEXT IS PHYSICAL AI. Sources: Bairoch (1982), 'International Industrialization Levels from 1750 to 1980', via Kennedy, The Rise and Fall of the Gr eat Powers (1987): Britain 1860, Germany 1913, US 1953; UN Statistics Division national accounts (manufacturing value added, current US$) via M. J. Perry (AEI / FEE): Japan 22.1% and US 22.9%, 1993; World Bank, manufacturing value added (NV.IND.MANF. CD) , China 2024. Different series and methods; shares are indicative. Images: nemilmm.com ('The world order is determined by hardware and manufacturing'), Nemi. 07

01 · INTRODUCTION

NEMI

US manufacturing has declined, a trend policy now aims to reverse

LABOR COST MOVED MANUFACTURING OFFSHORE; WE BELIEVE AUTOMATION CAN BRING IT BACK

UNITED STATES · PEAK VS LATEST · %


1953 (post-war peak)
Latest (2024 / 2026)
44.7
17.3
32.1
8.0
Share of world mfg output
Mfg share of US jobs

Output share fell from ~45% to ~17%; manufacturing went from ~1 in 3 US jobs to fewer than 1 in 12. The two output figures come from different series (volume index vs current -US$ value added) and are indicative.

1 · WHY IT LEFT

Labor cost and lost skills moved production offshore

10–50%
higher US costs than offshore (Reshoring Initiative, 2024)

2.0–2.4M
US jobs lost to the China shock, 1999–2011 (Acemoglu et al., 2016)

1.9M
of 3.8M manufacturing jobs could go unfilled by 2033 (upper estimate; Deloitte / Manufacturing Institute)

2 · WHY IT CAN COME BACK

Governments now pay to rebuild capacity

$52.7B
CHIPS and Science Act funding (Senate Commerce summary)

~3×
US manufacturing construction in 2024 vs 2021: $244B vs $82B (Census)

244,940
reshoring and FDI jobs announced in 2024 (Reshoring Initiative)

WHY A US LISTING
WE BELIEVE

The US is central to the next era of advanced manufacturing	The US is the best source of demand	The US is the best source of capital	The US is the best place for innovation and talent

Sources: Bairoch (1982) via Kennedy (1987): US 44.7% of world manufacturing output, 1953; World Bank (NV.IND.MANF.CD) and BEA (FRED VAMA): US ~17.3% of world manufacturing value added, 2024; BLS CES (MANEMP/PAYEMS): 32.1% (1953), 7.96% (Sep-2026); Reshoring Initiative 2024 Data Report; Acemoglu, Autor, Dorn, Hanson & Price (2016); Deloitte & Manufacturing Institute (Apr-2024); Senate Commerce CHIPS summary; Census via FRED TLMFGCONS. Why a US listing: management's beliefs.

08

01 · INTRODUCTION The Nemi Master Plan: the founder's letter on one page FROM THE FOUNDER · WHY NOW · THE PLAN · WHY IT IS NOT A BINARY BET 01 Manufacturing goes through revolutions every few decades. Assembly line (1913), Toyota Production System (1950), computing (1990s). Each moved market share to fast adopters. Software has had its AI moment; hardware has not. A part can still take a month to design and a year to tool. Nemi is building the Large Manufacturing Model: AI tools, hardware and applications across the whole arc of a product, with the goal of doing for hardware what LLMs did for software. Hardware data lives inside factories. Most of it isn’t public, so we believe whoever automates hardware needs to be the manufacturer. WHY NOW 02 Be the manufacturer. Run our own full - stack factories, provide MaaS. Phase 1 · Automate eNvision + Engineer. AI - native computer aided - design (“CAD”), simulation and product lifecycle management (“PLM”); win high - product mix, low - volume work; buy manufacturers to compound data and profits. Phase 2 · Automate Manufacture. A digital - twin enterprise resource planning (“ERP”) orchestrates people, then robots built by ROI; move into high - volume work. Phase 3 · Open the platform. Tools and factories for others to build on. THE PLAN 03 A very large prize. We believe LMM - run companies become so much faster and cheaper that adoption becomes compelling. Won on cost, quality and speed. Automation is designed to improve all three. No moonshot. MaaS involves acquiring traditional manufacturing businesses, growing their revenue and profits, and reinvesting those profits, together with the capital from this transaction, to fund the LMM development. Make adoption compelling. More data sharpens automation and more automation makes it harder for others to compete; we believe this will eventually make adoption of LMM - like systems necessary to stay competitive. NOT A BINARY BET THE MASTER PLAN RUN THE FACTORIES → AUTOMATE DESIGN → AUTOMATE THE FLOOR → OPEN THE PLATFORM Condensed by management from the full Master Plan letter (Sep - 2026); full text available on request. Forward - looking and belief statements are subject to the risks in this presentation. LMM is Nemi's name for its manufacturing - intelligence system, an analogy to LLMs, not a technical equivalence claim. 09

01 · INTRODUCTION Leaders who built manufacturing and AI systems at scale Anirudh Ravi Narayanan FOUNDER & CEO Aerospace defense - electronics engineer → Yale → McKinsey Digital + Industrial practices → built Nemi’s factories from greenfield. BS ECE ROSE - HULMAN · MBA YALE · McKINSEY Kevin Flick CFO 20+ yrs principal investing, capital markets & M&A; $5B+ raised; listed 3 companies on NASDAQ, NYSE & TSX. GOLDMAN SACHS · HICKS MUSE · EY Shreerith Seshadri CTO Deployed AI used by 100M+ at Meta Quest / Vision; shaped early architecture at Eightfold.AI. META · EIGHTFOLD.AI · CS, UIUC Gokul Madhavan CSO Led M&A integrations, built digital finance ops, led digital transformations. A.B. + PHD HARVARD · MBA YALE · McKINSEY Sam Swaminathan CBO Ex - SVP, Fractal Analytics, Ex - VP Aztec Software, early investor and Board director at Nemi. DE LA CRÈME VENTURES · FRACTAL Vinoth Thiruvenkatasamy COO 20+ years in automotive manufacturing and R&D (Nissan, Ford). Scaled production lines from pilot to 100K+ units. NISSAN · FORD · 100K+ UNIT LINES 10

01 · INTRODUCTION

NEMI

Founder alignment: no sale, pledge or hedge for two years

AGREED VOLUNTARILY BY THE FOUNDER IN THE BCA · FROM CLOSING · NO WAIVER EXCEPT FOR TAXES

THE COMMITMENT

2 years

FROM CLOSING

- No sale, pledge or hedge of his shares, subject to customary exceptions
- Covers shares he holds directly and through ARN Advisory Partners
- Applies whether or not he remains CEO
- No waiver other than to cover personal taxes from restructuring

EARLY RELEASE ONLY IF BOTH ARE MET

OTHERWISE THE TWO YEARS RUN IN FULL

$30

SHARE PRICE · 20 OF 30 TRADING DAYS

3× the $10.00 deal price

AND

$30M

QUARTERLY REVENUE · TWO CONSECUTIVE QUARTERS

$120M ARR equivalent, the Operating ARR target

LOCK- UPS AFTER CLOSING

FOUNDER VS OTHER HOLDERS

Holder	Lock-up
Founder Voluntary, in the BCA · no waiver except taxes	24 months
Other Nemi holders Excl. pre-closing round · earlier at $12.00	6 months
BHAV founder shares Sponsor and its investors · earlier at $12.00	6 months
BHAV private units Bought in BHAV's IPO private placement	30 days

PIPE and pre-closing shares are not under the BCA lock-ups; any lock-up will be set in those financings.

NO SALE, PLEDGE OR HEDGE FOR TWO YEARS · EARLY RELEASE ONLY AT 3 × THE DEAL PRICE AND $30M OF QUARTERLY REVENUE

The Founder has agreed in the BCA, voluntarily, not to sell, pledge or hedge the Nemi Corp shares he holds directly and through ARN Advisory Partners for two years from closing, whether or not he remains CEO, subject to customary exceptions set out in the BCA (such as estate-planning transfers and transfers to affiliates, with the shares remaining locked up). The lock-up cannot be waived, except to cover personal taxes arising from the restructuring. Early release requires both tests: a share price of at least $30.00 on 20 of any 30 consecutive trading days, and revenue of at least $30M in each of two consecutive quarters (~$120M of Operating ARR). Other lock-ups under the BCA: other Nemi shareholders (excluding investors in the pre-closing financing) and BHAV founder shares 6 months, or earlier subject to a $12.00 share-price test; BHAV private units 30 days; Nemi management and Maxim are also locked up. Shares issued in the PIPE or the pre-closing financing are not under the BCA lock-ups. Terms as summarized; the BCA governs its lock-ups.

11

01 · INTRODUCTION

NEMI

Our sponsor: BHAV Acquisition Corp

NASDAQ: BHAV · $100M SPAC · LISTED MARCH 2026


BHAV
Nasdaq

Giri Devanur

CEO & DIRECTOR, BHAV ACQUISITION CORP

SOLE MANAGING MEMBER OF THE SPONSOR, BHAV PARTNERS LLC

> Seasoned operator: founded and sold iVega, then CEO through three Nasdaq listings: AMERI (2017), reAlpha (2023) and BHAV (2026).

FOUNDER & EXECUTIVE CHAIRMAN, REALPHA TECH CORP (NASDAQ: AIRE)

Founded the AI real-estate platform in 2021, listed it on Nasdaq through a direct listing (October-2023) and was its CEO until June-2025.

PRESIDENT & CEO, AMERI HOLDINGS / AMERI100 (2015–17)

More than doubled revenue in two years through a disciplined acquisition program and uplisted the company to Nasdaq (Nov-2017).

WHAT BHAV BRINGS

25+ years leading technology companies and their boards · public-company governance and reporting · capital raising and M&A execution, which our acquisition plan needs · a network of family offices, hedge funds and public- and private-company executives


BHAV
BHAV
BHAV
Nasdaq

BHAV ACQUISITION CORP · NASDAQ LISTING CEREMONY

$100M IN TRUST · 10M UNITS AT $10.00 · BHAVU / BHAV / BHAVR

CFO: C.K. SETTI · 3 INDEPENDENT DIRECTORS · TRUSTEE: CONTINENTAL · IPO UNDERWRITER: MAXIM

Sources: BHAV prospectus (424B4, 18-Mar-2026); reAlpha Tech Corp 8-K (June-2025) and release (23-October-2023); AMERI Holdings 10-K (FY2017) and 8-Ks (Nov- and Dec-2017).

12

02 How Nemi automates manufacturing

02 · HOW NEMI AUTOMATES MANUFACTURING Every physical product runs the same four - stage loop ILLUSTRATIVE EXAMPLE: A SMARTPHONE N ENVISION DEFINE screen, camera, battery, price point DESIGN form, materials, look and feel E ENGINEER ARCHITECT board, battery, housing, antenna ENGINEER mechanical CAD, printed circuit board design, firmware SIMULATE drop, thermal, radiofrequency, tolerance RELEASE drawings, bill of materials (“BOM”), PLM, test specifications M MANUFACTURE DEPLOY CAPEX lines, tooling, molds, test rigs BUILD SUPPLY CHAIN supplier development, sourcing PRODUCE surface - mount technology, molding, assembly, quality control (“QC”) DISPATCH pack, ship, customs I IMPROVE ↺ DISTRIBUTE channel, pricing, launch SERVICE repairs, returns, field data ITERATE next model, faster and cheaper Today each step is a different team, tool and data silo. Within a product, there can be multiple components, each of which runs the above loop on its own; for example, an electric vehicle would have hundreds of parts across battery, motor, electronics and plastics, each of which goes through the above process. This is why it takes years and millions of dollars in investments to create complex physical products for the first time. Hardware remains hard - it has yet to have its LLM moment. Images: Unsplash. 14

02 · HOW NEMI AUTOMATES MANUFACTURING

NEMI

Today's tools vs Nemi's stack: all stages × every process planned

TOP ROW = TODAY'S POINT TOOLS · CELLS = NEMI COVERAGE BY MATURITY

	ENVISION		ENGINEER				MANUFACTURE				IMPROVE		
	DEFINE	DESIGN	ARCHITECT	ENGINEER	SIMULATE	RELEASE	DEPLOY CAPEX	SUPPLY CHAIN	PRODUCE	DISPATCH	DISTRIBUTE	SERVICE	ITERATE
TODAY (POINT TOOLS)	PRD docs + market research	ID / render tools + prototypes	Spreadsheets + manual	MCAD + ECAD	Computer-aided engineering ("CAE") / simulation	PLM	CAD + vendor quotes	ERP + email / manual	Manufacturing execution system ("MES") + PLC / SPMs + manual	ERP / warehouse management system ("WMS") + manual	Customer relationship management ("CRM") + ERP	Ticketing + field service	Spreadsheets + meetings
ELECTRONICS	LIVE	LIVE	LIVE	LIVE	LIVE	LIVE	PILOT	LIVE	PILOT	LIVE	LIVE	PILOT	ROADMAP
PLASTICS	LIVE	LIVE	LIVE	LIVE	LIVE	LIVE	PILOT	LIVE	PILOT	LIVE	LIVE	PILOT	ROADMAP
BATTERY	LIVE	LIVE	LIVE	LIVE	LIVE	LIVE	PILOT	LIVE	PILOT	LIVE	LIVE	PILOT	ROADMAP
MOTOR	LIVE	LIVE	LIVE	LIVE	LIVE	LIVE	PILOT	LIVE	PILOT	LIVE	LIVE	PILOT	ROADMAP
METAL PARTS	LIVE	LIVE	LIVE	LIVE	LIVE	LIVE	PILOT	LIVE	PILOT	LIVE	LIVE	PILOT	ROADMAP
TOOLING & SPECIAL PURPOSE MACHINES ("SPMs")	LIVE	LIVE	LIVE	LIVE	LIVE	LIVE	PILOT	LIVE	PILOT	LIVE	LIVE	PILOT	ROADMAP
ASSEMBLY	LIVE	LIVE	LIVE	LIVE	LIVE	LIVE	PILOT	LIVE	PILOT	LIVE	LIVE	PILOT	ROADMAP

ANVIL DESIGN & ENGINEERING

ORION FACTORY OS · DIGITAL TWIN · ERP

ATLAS POST-SALES · CRM

- LIVE: IN USE ON NEMI PROGRAMS
- PILOT: PARTIAL / PROTOTYPE
- ROADMAP: NOT YET BUILT

Traditionally, each column is a separate tool or manual process, and few connect to the next. Nemi runs the stages in one system on a single data backbone. Maturity differs by stage: design is live, parts of the floor and the post-sales loop are pilots, and closed-loop iteration is on the roadmap. **We aim to bring all cells to maturity by the end of Phase 2.**

AUTOMATING MANUFACTURING = FILLING EVERY CELL AND CONNECTING THEM. SHADING SHOWS HOW FAR NEMI IS TODAY

Columns: the 13 steps of the product loop. Top row = the tool categories typically used at each step today (PRD documents, ID/render tools, MCAD/ECAD, CAE, PLM, ERP, MES, WMS, CRM, field-service ticketing). Representative categories, not a vendor map. Maturity shading is indicative, as assessed by management.

15

02 · THE DATA MOAT Hardware has no internet to scrape. Whoever runs the factories has the data. LLMs train on public data anyone can scrape. Most manufacturing know - how isn’t public: it is locked inside factories. We believe running our own factories gives the LMM data others can’t scrape: in our view a structurally stronger moat than in software. 01 Run the factories → 02 Capture the data → 03 Improve the LMM LMM uses Nemi process data subject to customer contracts and to export - control and security rules, including on defense and aero space programs; see the risk factors. 16

02 · HOW NEMI AUTOMATES MANUFACTURING

NEMI

The LMM suite: Anvil · Orion · Atlas

SCREENS ON THIS PAGE ARE REAL SCREENSHOTS · METRICS ARE MANAGEMENT-MEASURED

ANVIL LIVE

DESIGN & ENGINEERING


MODEL
Tool_Assembly
TOOL_ASSEMBLY · 22 COMPONENTS · SOLVED

Prompt → parametric CAD, electronics, simulation, PLM

CAD MECHANICAL · CAD ELECTRONICS · SIMULATION · PLM

ORION LIVE PILOT

FACTORY OPERATING SYSTEM


Control Center
Tower Plan
Assets
Detections
Cameras
Analytics
Settings
Logout
Tower plan
Floor 3
Floor 2
Floor 1
14
129
4
6
Meeting Room
Meeting Room 1
One Work Space
Operations Center
Operations Center 1
3
31

Digital twin integrated with robotics, cameras, sensors and machines

DIGITAL TWIN · ERP · ROBOTICS

ATLAS LIVE PILOT

COMMERCIAL & POST-SALES


Route play
Assets
Search
423 points
Play
Replay

Post-sales usage tracking and continuous improvement

CRM · AFTER-SALES LOOP

~9× DESIGN OUTPUT PER ENGINEER	Benchmarked against pre-LMM, measured in total man-hours before vs. after
~3× DESIGN SPEED	Lead-time reduction on design vs. the pre-LMM benchmark
~3× RESOURCE REDUCTION	Reduction in resource requirement for same number of jobs vs. pre-LMM benchmark
35+ PROGRAMS	Customer (MaaS) and internal programs run through the LMM over the past 12 months

Status: Anvil live; Orion: digital-twin ERP deployed, factory orchestration in pilot, low-cost robotics in development; Atlas: CRM live, post-sales loop in pilot. Design metrics (Anvil, Envision + Engineer): ~9× productivity increase is the combined effect of ~3× faster design and ~3× fewer engineers per design package, not three separate gains; measured on 35+ programs against pre-LMM baselines for similar work (man-hours, elapsed hours and number of engineers). LMM: Nemi's in-house tools (rendering, mechanical and electronics CAD, ERP, vision and others) and the applications built on them, each using the third-party AI models best suited to the task; Nemi does not build its own foundation models. Metrics are internal management measurements (A, unaudited), not independently verified; live customer programs and internal prototypes combined; case examples on slides 41–44.

17

02 · ANVIL COVERS EVERYTHING FROM CONCEPT TO ENGINEERING RELEASE Within each suite are multiple capabilities 01 Prompt → concept → CAD → 02 CAD → tool design → 03 Tool design → simulation → 04 BOM release → PLM Similar capabilities also available for electronics parts, batteries, and motors. WHAT FOUNDATION MODELS DID FOR SOFTWARE PLANNING → AUTOMATED · CODE → GENERATED ITERATION → INSTANT WHAT THE LMM DOES FOR MANUFACTURING DESIGN → GENERATED (LIVE) · PRODUCTION → AUTOMATED (PILOT) · ITERATION → REAL - TIME (ROADMAP) 18

02 · HOW NEMI AUTOMATES MANUFACTURING The Master Plan: disciplined approach to profitable growth PHASE 0 (COMPLETED) Manufacturing - as - a - Service Full - stack · enterprise customers across industries PHASE 1 (WE ARE HERE NOW) Automate Design (eNvision + engineer) High - product mix, low - volume · Aerospace, Defense, Space, High - end Auto PHASE 2 Automate the Factory (manufacture + improve) High - volume Low - mix · Automotive, Consumer Electronics PHASE 3 · OPEN Open the platform OUR GOAL UNTIL PHASE 3 An acquisition - led manufacturer Each company we acquire is expected to bring historic data that improves the LMM, while generating profits that can be reinvested into its continued development. More acquisitions → More data for automation → Cost · quality · speed edge → More business LOOP: …AND MORE BUSINESS MEANS MORE DATA FOR AUTOMATION. Today: an AI - enabled, asset - backed manufacturer with nine in - house process categories and revenue from real parts. Future: a full - stack LMM platform. THE GOAL: DO FOR HARDWARE WHAT LLMs DID FOR SOFTWARE Based on current plans, we expect the proceeds of this transaction, together with future profits from our operations, to fund LM M development through Phase 2. Phase 3 and continued acquisitions may require additional capital (see the risk factors). “The goal” is an aspiration, not a forecast. 19

02 · VISION FOR PHASE 2 · ERP DEPLOYED, FACTORY ORCHESTRATION IN PILOT, ROBOTS NEXT

NEMI

We automate the factory : phase 2 plan


TODAY

01

Digital -twin & ERP

Collects granular data from the factory floor.


PILOT

02

Manual orchestration (pilot)

The ERP orchestrates human workers on the data available.


IN DEV.

03

Anvil designs our robots

A family of low -cost robotic arms for different applications.

IN DEV.

NEMI ERP · ROBOT CONSOLE

› Pick the bracket from bin A3, load fixture 2, then run the QC scan

✓ Job assigned → ROOKIE-02

Queued · materials checked · operator notified

04

Programmed in plain language

Robots take natural-language instructions, tied to the ERP.



05

Autonomous orchestration

The ERP becomes the orchestration layer for robots.

PHASE 2 · MANAGEMENT'S CURRENT ESTIMATE

~18 months

to deliver the Phase 2 vision across our manufacturing types.

Images: 01–02 Nemi digital-twin ERP screenshots (live floor); 03 Rookie first-iteration prototype, not in production use; 04 illustrative interface mock-up; 05 illustrative stock image, not a Nemi robot. Status per the maturity map. Timing is management's estimate and a forward-looking statement.

20

03 Market

03 · MARKET Market share shifts fast to whoever leads on cost, quality and speed HISTORICAL EXAMPLES GLOBAL MANUFACTURING · 2025 $17.6T of manufacturing value added worldwide - the GDP contribution of manufacturing ($16.6T in 2024). Gross output - Total sales, including inputs, is a multiple of this. Only a fraction has to move for the shift to be very large. A COMPANY Toyota after the Toyota Production System 2% → 16% SHARE OF US VEHICLE SALES · 1970 → 2007 Lean production gave Toyota a lasting cost and quality lead: it gained ~14 points of US share (1970 – 2007). At 2025 US new - vehicle spending (~$620B), 14 points ≈ $87B a year. Detroit's Big Three fell from 82% to 64% (1970 – 2000), ≈ $115B a year. 1970: 2% ≈ $12B 2007: 16% ≈ $100B A COUNTRY China at manufacturing scale 9% → 28% SHARE OF WORLD MFG VALUE ADDED · 2004 → 2024 China gained ~19 points of world share in 20 years. At 2025 world manufacturing value added ($17.6T), 19 points ≈ $3.3T a year. 2004: 9% ≈ $1.6T 2024: 28% ≈ $4.9T WE BELIEVE PHYSICAL AI IS THE NEXT SUCH SHIFT, AND THAT IT WILL MOVE TRILLIONS OF DOLLARS OF MARKET SHARE AND POTENTIALLY FASTER THAN PREVIOUS CASES BECAUSE OF POLICY TAILWINDS AND ADVANTAGES DELIVERED BY THE TECHNOLOGY Context, not Nemi's addressable market (near - term SAM ≈ $20 – 50B, next slide). Dollar figures apply each share to today's market size, illustratively: Toyota (share of US vehicle sales) to 2025 US retail new - vehicle spending (~$620B; J.D. Power – GlobalData, Dec - 2025); China to 2025 world manufacturing value added ($17.6T). Sources: World Bank, manufacturing value added, c urrent US$ (NV.IND.MANF.CD): $17.6T 2025, $16.6T 2024; World Bank: China ~9% (2004) and ~28% (2024) of world manufacturing value added. US sales share: Toyota 2.0% (1970), Big Three 82.1% (1970) and 63.6% (2000), Visual Capitalist; To yot a 16.3% (2007): 2.62M Toyota sales (AP via NBC News) of 16.1M US light - vehicle sales (FRED ALTSALES). 22

03 · MARKET

Services provided

PHASE 1 PRIORITY SERVICES


01

TOOLING & FIXTURING
TAM ≈ $290B


02

SPMs & AUTOMATION
TAM ≈ $200B


03

METAL PARTS MFG
TAM ≈ $540B

PHASE 2 PRIORITY SERVICES



ELECTRONICS
≈ $640B



BATTERY MFG
≈ $150B



MOTOR MFG
≈ $120B



PLASTICS
≈ $360B



SPEEDSHOP
≈ $2B



COMPLEX ASSY
≈ $50B

NEMI'S CAPABILITIES SPAN ALL OF THE ABOVE. NEAR-TERM FOCUS IS HIGH-PRODUCT MIX / LOW-VOLUME WORK, MAINLY PHASE 1

NEAR TERM SAM ≈ $20–50B

TAM: third-party estimates of annual global spend (year in brackets); categories overlap and are not additive. Tooling: IMARC, tooling (2025). SPMs & automation: Meticulous Research, industrial automation (2024). Metal parts: sum of IMARC metal casting (2025), Allied Market Research forging (2024) and Global Industry Analysts precision parts (2024). Electronics: New Venture Research, EMS (2024). Battery: Grand View Research, Li-ion (2025). Motor: IMARC, electric motors (2025). Plastics: Grand View Research, injection-molded plastics (2025). Speedshop: Market Research Future, rapid prototyping (2025). Complex assy: Marketintelo, box-build assembly (2025). Near-term serviceable addressable market ("SAM"): the part Nemi can serve with current capabilities and footprint (mainly Phase 1); a management estimate, not a forecast: Phase 1 TAM (~$1.0T) × US and India share of world manufacturing value added (~20%; World Bank, 2024: US ~17%, India ~3%) × management's estimate of the high-product-mix, low-volume share (10–25%) ≈ $21–52B.

23

03 · MARKET

NEMI

MaaS peers: either pre-AI full-stack, or AI native single process solutions

TRADITIONAL → AI NATIVE

AI NATIVE · POINT SOLUTION

HADRIAN · MACHINA LABS · DIVERGENT · Isembard · formlogic · Freeform · SEURAT

Each automates one process with AI. Few span the full output loop.

AI NATIVE · FULL-STACK

NEMI

Nemi believes it is one of few MaaS platforms that are AI-native and full-stack: one LMM spanning design, manufacture and improve.

TRADITIONAL · POINT SOLUTION

Networks and process specialists: machining, casting, plastics, electronics. Digital front end, conventional execution. Shown as a category: many are partners or customers.

TRADITIONAL · FULL-STACK

Integrated contract-manufacturing majors built on labor arbitrage and CapEx, pre-AI. Shown as a category: potential customers and partners.

POINT SOLUTION → FULL-STACK

CROSSOVERS ARE HARD · Point solutions moving to full-stack require significant capability building; for traditional giants, retrofitting AI at that scale is also very challenging

AI-native peers from public sources (company sites, funding announcements, trade press, Aug 2026). Traditional players are shown as categories, not by name. Logos are trademarks of their owners, shown for identification only; no endorsement or affiliation is implied.

24

03 · MARKET Capability peers: players in parts of the LMM stack DESIGN RENDERING MECHANICAL CAD SIMULATION ELECTRONICS CAD AI - NATIVE MANUFACTURE COMPUTER - AIDED MANUFACTURING & CNC SOFTWARE ROBOTICS & AUTOMATION AI - NATIVE AUTOMATION AI - NATIVE MAAS (IN - HOUSE) IMPROVE ERP CRM MANUFACTURING EXECUTION SYSTEMS & FRONTLINE OPERATIONS PLATFORMS AI - NATIVE INTELLIGENCE The companies shown are for illustrative purposes only, representing capabilities across the manufacturing technology stack. Other than the AI - native MaaS companies, Nemi does not compete directly with them. The LMM aims to bring these capabilities, plus full - stack manufacturing, under one platform with a single data spine. Selected companies, not exhaustive. Logos and names are trademarks of their respective owners, shown only to identify compani es in each category; no endorsement, affiliation or customer relationship is implied. 25

04 Growth plans

04 · GROWTH PLANS

NEMI

Orders and LOIs bolster the plan; delivery requires funding and capacity

TODAY'S RUN-RATE → ~$20M AT CLOSING (Q1 2027E) → PATH TO THE $120M TARGET (Q1 2028E) · ESTIMATES

FROM TODAY'S RUN-RATE TO THE $120M TARGET (Q1 2028E) · OPERATING ARR, US$M

Run-rate = latest-quarter revenue × 4 · how the $120M target is built; steps after closing are assumptions, not orders

WHAT UNDERPINS ~$20M AT CLOSING

- $14M+ of open POs: 52 POs from 16 customers
- 14 have bought from us before; several placed larger orders after delivery
- Planned pre-closing financing would fund the working capital to deliver



$3.7M
~$16M
~$20M
~$70M
~$30M
$120M
~$100M
~$20M
TODAY
Q3 2026 × 4
EXISTING
POs
AT CLOSING
Q1 2027E
LOI CONVERSION
& PIPELINE*
ACQUISITIONS
UNSIGNED
$120M TARGET
Q1 2028E

■ ACTUAL OR ESTIMATE FROM OPEN POs □ ASSUMED: LOI CONVERSION · PIPELINE · ACQUISITIONS

* Some customers set volumes by allocation or tender, not LOIs

$120M

OPERATING ARR TARGET · Q1 2028 E

Reaching it requires LOI conversion, pipeline wins and acquisitions. A management target, not a forecast.

$100M+

NON BINDING LOIs FROM CURRENT CUSTOMERS

Total value to 2028; ~$59M of it falls in 2028

25+

PIPELINE CUSTOMERS

Volumes not yet under a PO or LOI, incl. public-sector-linked e-mobility programs.

3

ACQUISITION TARGETS, UNSIGNED

One under LOI, two in discussions; ≥$30M combined revenue.

Estimates are forward-looking, not forecasts; see the disclaimer and the risk factors. Operating ARR = latest-quarter external revenue × 4; a run-rate, not contracted revenue. Today: Q3 2026, provisional accounts (unaudited). ~$20M at closing: estimated Q1-2027 revenue (~$5M) × 4, mainly deliveries on open POs; assumes $50M of pre-closing financing is raised and that this run-rate continues to Q1-2028. Open POs (Oct 14, 2026, net of invoicing to Sep 30, 2026; audited financial statements, Note 2(d)): $14.45M across 52 POs from 16 customers, including blanket POs from a fleet customer and POs subject to the realization of certain contractual milestones. Note 2(d)'s going-concern forecast is a separate, conservative case (no new financing or orders, paused capex; ~82% of open POs delivered by Dec 2027). 'Existing POs' is the increase in run-rate to Q1 2027, mainly from delivering open POs (revenue × 4), so it exceeds the $14.45M PO book. Steps after closing are management's assumptions for reaching the $120M target, not orders: ~$30M of Operating ARR from acquisitions (no definitive agreement; the LOI is non-binding; ≥$30M combined revenue) and the remaining ~$70M from converting non-binding LOIs (12-month terms to Aug–Sep 2027; ~$59M of their stated value falls in 2028; one conditional on a pilot) and management pipeline (customer forecasts, public-sector-linked e-mobility programs and new programs, not under a PO or LOI). Steps rounded. Currency basis: slide 3.

27

04 · GROWTH PLANS Sources of revenue and growth GROWTH STRATEGY · ORGANIC + INORGANIC ORGANIC Manufacturing as a Service ▪ Today's MaaS business covers every service on the earlier pages ▪ Enterprise customer base across aerospace, defense and automotive Products ▪ Nemi owns an EV manufacturing subsidiary in India (BNC) ▪ Scale - up in last - mile delivery applications INORGANIC Acquire for market ▪ Buy traditional manufacturers for fast access to enterprise customers ▪ Install the LMM; improve cost, quality and speed (estimated completion less than 6 months) Acquire for technology ▪ Buy companies with IP - driven manufacturing that Nemi considers fundamental to the vision Detail on the following pages: MaaS organic, EV organic, inorganic playbook, revenue expansion levers and an illustrative acq uis ition. 28

04 · GROWTH PLANS

NEMI

MaaS organic: grow with existing and new customers

MANUFACTURING-AS-A-SERVICE · SELECTED CUSTOMERS

Existing customers

- Confirmed program wins → revenue expansion
- Additional program wins
- Expand into additional areas

New customers

- Win on cost, quality and speed
- Capacity expansion to serve demand

82%
MAAS REPEAT RATE, FY25 → 2026

74%
EXISTING-CUSTOMER SHARE, JAN–SEP

50+
ENTERPRISE CUSTOMERS

30+
NEW ENTERPRISE CUSTOMERS IN JAN–SEP 2026

TIER 1 · DIRECT CUSTOMERS

DRDO Defence R&D Organisation	SUNDARAM COMPOSITES	BHEL Bharat Heavy Electricals	WHEELS INDIA	PENN MANUFACTURING INDUSTRIES
TAG electrical transformers	AA VEE SYSTEMS	MISTRAL	AGNIKUL	Nobel Automotive
FUNSKOOL	KUN AEROSPACE	dito Pour some	GENCOR	EAST WEST LINGAM PVT. LTD.

TIER 2 · END CUSTOMERS SERVED THROUGH TIER-1 PARTNERS

Top-3 aerospace company Aircraft & defense · US	Top-3 chip-equipment OEM Wafer-fab equipment · US	Top-3 electronics company Electronics · Korea	Top-3 construction OEM Construction & mining · US	Top-3 supercar maker Super sports cars · Italy
Top-3 Indian vehicle maker Cars & trucks · India	Top-3 Indian SUV maker SUVs & tractors · India	Top-3 Indian truck maker Trucks & buses · India	Top-3 mid-size motorcycles 250–750cc, worldwide · India	Indian defense PSU Defense manufacturing · India
Global automation major Electrification & automation	US home-appliance major ~$16B revenue (2025) · US	Italian superbike maker Premium motorcycles · Italy	British motorcycle marque Premium motorcycles · UK	Indian auto-parts maker Listed · India
Indian aerospace PSU Aircraft & helicopters · India	Indian space agency Launch vehicles & satellites · India			

Selected customers, not exhaustive. Tier 1: contract directly with Nemi; Tier 2: end customers served through a Tier-1 partner that holds the contract, described, not named, ranked Top X by latest annual revenue or volume (company reports, PwC, TechInsights, KHL, SIAM). Logos: trademarks of their owners, shown subject to consent; no endorsement implied. A = actual (unaudited), management records. Enterprise customers: companies and institutions billed in Jan–Sep 2026, group level, excluding individual retail and rental buyers; new = not billed in FY2025 (MaaS: nor FY2024), 33, of which 24 in MaaS. Repeat rate: share of FY2025 MaaS revenue from customers billed again in 2026 (17 of 28 customers); existing-customer share: share of Jan–Sep 2026 MaaS revenue from customers billed in 2024 or 2025; both exclude related parties.

29

04 · GROWTH PLANS EV organic: fleets, exports and retail PRODUCTS · BNC (NEMI'S EV SUBSIDIARY, INDIA) · SELECTED FLEET CUSTOMERS 01 Fleet customers Last - mile delivery, quick commerce and ride - hailing fleets. Leasing options and further cost reductions drive more volume. 02 Exports Selected export markets. 03 Retail Direct - to - consumer sales as volumes and cost come down. SELECTED FLEET AND ENTERPRISE CUSTOMERS FLEETS FIRST: LEASING OPTIONS AND LOWER COSTS ARE EXPECTED TO DRIVE VOLUME · EXPORTS AND RETAIL FOLLOW Selected customers, not exhaustive. Trademarks of their owners; no endorsement implied. A possible separate listing of the EV bu siness in India is disclosed in the risk factors. 30

04 · GROWTH PLANS

NEMI

Inorganic playbook: team, timeline and revenue levers

HOW NEMI SOURCES, TRANSFORMS AND GROWS ACQUISITIONS

THE TEAM

Scout
Sources transactions

Pipeline, screening and negotiation of targets

Ranger
Transforms operations

Traditional operations transformation team, bench strength to take over management of any subsidiary when required

Forward-deploy
Collects data · deploys the LMM

Captures historic data, deploys LMM, brings complete visibility to central and local leadership teams on performance of the company

India shared services
Runs the back office

Wherever possible, back office work – e.g., Finance, HR, Procurement, IT, and support from India

THE TIMELINE

Deal sourcing · due diligence · negotiation	Ranger + forward-deploy transformation	Revenue & profitability focus
3–12 MONTHS	3–6 MONTHS · PLAYBOOK	ONGOING

REVENUE EXPANSION LEVERS AFTER AN ACQUISITION

THE NEXT PAGE SHOWS ALL FOUR LEVERS ON A REAL TARGET →

01
Quote more aggressively
Lower cost and shorter lead times let us quote to win.

02
Expand the serviceable opportunity
Bring full-stack capabilities to each customer – e.g., add fabrication to a machining acquisition.

03
Win new customers
Aggressive quoting, backed by existing customer references and certifications.

04
Cross-sell internally
Route work across the network to match capacity and use the best-cost plant.

Indicative durations per management; actual timing varies by target. Teams and levers as described by management.

31

04 · GROWTH PLANS

NEMI

Potential acquisition under diligence: today vs. with Nemi

ILLUSTRATIVE · BASED ON A REAL DILIGENCE STUDY · A CERTIFIED MACHINING AND TOOLING SHOP · INDEXED, TODAY = 100

THE BUSINESS TODAY

A certified, asset-rich shop running at a fraction of its capacity

35+ yrs	operating history · AS9100D / EN 9100 · ISO 9001 · ISO 45001
120k+ sq ft	owned site; ~70% space available for expansion
5+	Major global aerospace & defense prime customers

- Revenue declined to <1/3rd of peak primarily because of talent retention issues
- Equipment hasn't been upgraded after revenue decline
- Customer relationships intact due to limited supplier availability in geography
- Single shift operations

METRIC	TODAY	WITH NEMI	CHANGE	WHY
Cost per job	100	40	−60%	Abnormally high today: very low-volume, very high-mix work (tools, fixtures, precision defense parts)
Quote price	100	80	−20%	Lower cost lets quotes come down ~20%
Lead time	100	50	−50%	Faster design, AI-driven orchestration, machinery upgrades
Site utilization	~10%	~90%	~9×	Space utilization 3× and three shifts
Revenue, same site	100	1,000+	10×+	~9× utilization × ~1.4× throughput per hour × ~0.8 price ≈ 10×
EBITDA margin	0	30 pts+	+30 pts+	Cost per job falls faster than price

Illustrative. Based on buy-side diligence of a potential acquisition target; no definitive agreement has been signed, the target is not named and the acquisition may not be completed. Indices: today = 100. 'With Nemi' values are management's targets for the site and forward-looking statements; the revenue target assumes ~9× utilization, ~1.4× throughput per hour and ~20% lower prices. Sensitivity (arithmetic, not a forecast): at ~5× utilization, no throughput gain and ~20% lower prices, same-site revenue would be ~4× today. Subject to the risks in the disclaimer and the risk factors. No currency amounts are shown.

32

04 · GROWTH PLANS

NEMI

Unit economics: MaaS earns its margin; vehicles need volume

FY2025 COST OF REVENUE AS % OF REVENUE, BY BUSINESS, VS FY2024 · U.S. GAAP (GROUP AUDITED) · ADJUSTED FY2024 GROSS MARGIN IS NON-GAAP

Manufacturing-as-a-Service

Parts, tools and assemblies for defense, aerospace, automotive and EV customers

32.5%

GROSS MARGIN · FY2025

FY2024 adjusted: ~13%

~10%

DEPRECIATION & FACTORY LEASES

Largely fixed: falls as utilization rises

COST OF REVENUE AND GROSS MARGIN · % OF REVENUE · FY2025


43%
15%
32.5%
MATERIALS 43%
DIRECT COSTS 15%
DEPRECIATION 5%
FACTORY LEASES & OTHER 5%
GROSS MARGIN 32.5%

- Adjusted gross margin rose from ~13% in FY2024 (43.2% under U.S. GAAP) to 32.5% in FY2025 as revenue grew 38%: direct costs fell from 32% to 15% of revenue, depreciation and leases from 12% to 10%.
- Adjusted gross margin (non-GAAP) = FY2024 gross margin with materials at their FY2025 share of revenue (43%, not 13%). It removes a one-time benefit: MaaS was built by buying a supplier's assets, team and inventory below replacement cost.
- Levers: fuller factories, set-up and programming automated with the LMM, more value added per order.

EV

Electric vehicles · fleets

−10.3%

VEHICLES · GROSS MARGIN FY2025

FY2024: −41.2%

45.7%

FLEET LEASES, SALES, AMC · FY2025

FY2024: 53.8%

VEHICLES · COST OF REVENUE AS % OF REVENUE · FY2025


100% OF REVENUE
75%
26%
9%
MATERIALS 75%
PRODUCTION DEPRECIATION 26%
DIRECT COSTS 9%
COSTS 110% OF REVENUE: GROSS LOSS 10%

- Vehicles: −41.2% to −10.3% as materials fell from 110% to 75% of revenue. Depreciation, 26% of revenue: the plant is built for far higher volume.
- Fleet leases, sales and AMC earned 45.7% (53.8% in FY2024) on 9× the revenue; with vehicles, EV was about break-even at the gross level.
- As volume fills this largely fixed plant, with localized components and more leasing and maintenance revenue, we expect the EV business to become profitable in 2027.

GROUP 3.1% (2024) → 17.7% (2025); GROUP MARGIN IS BASED ON CONSOLIDATION BETWEEN MAAS + EV

U.S. GAAP. Group: audited consolidated statements, which report one operating segment. Businesses: the U.S. GAAP statements of Booma Manufacturing (MaaS), BNC Motors (vehicles) and Booma Motors (fleet leases, sales and annual maintenance contracts ("AMC")) used in the audited consolidation (the audit opinion covers the consolidated statements); they include sales between Nemi companies at transfer prices (MaaS sells parts to BNC Motors; BNC Motors sells vehicles to Booma Motors), which the group figures remove. EV, vehicles and fleet net of sales between them: FY2025 revenue $1.74M, gross margin about −0.5%. MaaS revenue $1.65M, about half of group revenue ($3.15M). Business revenue in US$ at ~₹87.15 / US$, the FY2025 average rate used in the audited consolidated statements. Materials = materials and components used, net of inventory movement; depreciation and leases = production assets and factory leases charged to cost of revenue. Changes and growth: FY2025 vs FY2024, in rupees. The change in group gross margin also reflects lower MaaS direct costs and EV materials; FY2024 includes the one-time MaaS benefit. EV in 2027: management expectation; see Item 1609 on slide 3. Adjusted gross margin (non-GAAP, unaudited): FY2024 MaaS gross margin with materials at their FY2025 share of revenue (42.7%, not 12.8%), treating the whole difference as the one-time benefit: 43.2% − 29.8 points = 13.4%; FY2025 is not adjusted.

33

05 Use of funds and transaction

05 · USE OF FUNDS AND TRANSACTION Use of proceeds WHAT THE PROCEEDS BUY · BASE CASE: 0% REDEMPTIONS AND THE FULL PIPE (ILLUSTRATIVE) 01 Capacity Expand our factories so more customer demand can turn into shipped revenue. WHAT IT DRIVES Turns orders and LOIs into shipped parts; capacity and working capital pace delivery today. 02 Acquisitions Targets in the Middle East, East Asia and the US, at 1 – 2 × revenue. WHAT IT DRIVES Adds plants, customers and process data for the LMM, plus new geographies and growth areas. 03 LMM + Phase 2 robotics Anvil, the digital - twin ERP, low - cost robotics, AMRs and vision inspection. WHAT IT DRIVES Automates design today and the factory floor in Phase 2. 04 Corporate & working capital US team build - out, group restructuring, professional fees and marketing; working capital and general corporate purposes. WHAT IT DRIVES A US - based team and a simpler group structure to run Nemi as a public company, plus working capital to deliver orders. Illustrative. Base case: ~$142.5M of cash at close at 0% redemptions with the full $50M PIPE, after estimated fees and expens es. The up to $50M of pre - closing financing (targeted by Jan - 2027) comes in before closing and may be partly spent on the items mentioned above by then. Allocation among uses to be determined by management and the board; amounts depend on PIPE fu nding and redemptions. Acquisitions are not yet signed. Corporate & working capital excludes the estimated transaction fees and expenses, which are deducted above. See slide 36, the disclaimer and the risk factors. 35

05 · USE OF FUNDS AND TRANSACTION

NEMI

Transaction detail: key terms, sources and uses

PROPOSED BUSINESS COMBINATION · PER BCA DATED NOV 03, 2026 · ILLUSTRATIVE, 0% REDEMPTIONS

KEY TERMS

$400M
pre-money equity value at $10.00 per share

All-stock
consideration; no earnout

$50M
PIPE targeted; not a closing condition. Cantor is sole placement agent.

$30M
minimum cash: trust after redemptions, PIPE and pre-closing financing; parties may waive

Lock-ups
Founder (below); other Nemi and BHAV sponsor holders (excl. pre-closing) 6 months or $12.00;

PubCo
Nemi Corp (Texas) becomes the listed parent; BHAV merges with Nemi Corp subsidiaries

ECONOMIC OWNERSHIP

ECONOMIC OWNERSHIP	CLOSE	+PLAN
Nemi shareholders (incl. pre-closing financing)	65.0%	56.5%
BHAV public shareholders (incl. rights)	20.3%	17.7%
PIPE investors ($50M at $10.00)	8.1%	7.0%
BHAV sponsor and its investors	5.8%	5.0%
Maxim (BHAV IPO underwriter)	0.8%	0.7%
Incentive plan (if fully issued)	—	13.0%

FOUNDER LOCK-UP

No sale, pledge or hedge for two years (customary exceptions); no waiver except for taxes. Early release only if both the $30.00 share-price and $30M quarterly revenue tests are met (slide 11).

SOURCES & USES

SOURCES	$M
BHAV trust	100
PIPE (target)	50
Nemi equity rollover (incl. pre-closing financing)	400
Total sources	**550**

USES	$M
Equity to Nemi holders (incl. pre-closing financing)	400
Cash to balance sheet	142.5
Estimated fees & expenses	7.5
Total uses	**550**

Illustrative; subject to redemptions and shareholder / regulatory approvals. Assumes $10.00 per share (PIPE included), no redemptions, the full $50M PIPE and ~$7.5M of estimated fees and expenses (transaction costs below $5M plus a 5% placement fee on the PIPE). Ownership: % of PubCo shares at closing, Nemi holders fully diluted for assumed options; +15% plan column assumes a pool of 15% of closing shares, fully issued, before the annual top-up; voting power differs from economic ownership (Class B, 10 votes per share; slide 50); founder & family ~28–33% (incl. options). The S-4 / proxy statement will show ownership and dilution at multiple redemption levels. Terms as summarized; the BCA governs. Outside date: June 20, 2027 (or a later extended date).

36

05 · USE OF FUNDS AND TRANSACTION

NEMI

Valuation: ~3.6× our $120M target; peers ~4.4 × 2028E

EV / 2028E REVENUE (CONSENSUS) · 16 LISTED PEERS AT 9 OCT 2026 VS NEMI ON ITS $120M TARGET · RECENT DE-SPACS AND PRIVATE ROUNDS FOR REFERENCE

LISTED PEERS · EV / 2028E REVENUE · GROUP MEDIANS · 9 OCT 2026


India aerospace & defense
12.5 ×
US defense & automation
4.2 ×
US digital manufacturing
4.6 ×
India EMS
2.5 ×
Median, all 16 peers
4.4 ×
Nemi (on $120M target)
3.6 ×

PRE-MONEY EQUITY $400M · PRO FORMA EQUITY $616M (0% REDEMPTIONS) · IMPLIED EV ≈ $426M AFTER ~$190M NET CASH AT CLOSE

India aerospace & defense: Azad Engineering, Unimech Aerospace, MTAR Technologies, PTC Industries, Data Patterns (5.6–14.4×) · **US defense & automation:** AeroVironment, Kratos, Karman, Symbotic, Rocket Lab (2.5–23.6×) · **US digital manufacturing:** Xometry (4.6×) · **India EMS:** Kaynes, Syrma SGS, Dixon, Avalon, Centum (0.7–4.3×). No 2028E consensus for Paras Defence or Protolabs.

RECENT HARDWARE & PHYSICAL-AI DE-SPACS · PRE-MONEY EQUITY · $B

Agility Robotics	$2.50B
Ursa Major	$1.60B
May Mobility*	$1.40B
Forge Nano	$1.20B
Elroy Air	$0.80B
Quantum Space	$0.60B
Astro Digital	$0.53B
Median of the seven	**$1.20B**
Nemi · pre-money equity value	**$0.40B**

LATEST PRIVATE ROUNDS · POST-MONEY · $B

Castelion (Aug-26)	$13.0B
Hadrian (Aug-26)	$7.9B
Divergent (Sep-25)	$2.3B
Mach Industries (Jun-26)	$1.8B
Nemi · last private round (Dec-25)	$0.14B
Nemi · pro forma equity value	**$0.62B**

De-SPACs announced Apr–Sep 2026 with ≥$50M of committed financing (Nemi's PIPE is targeted); values as announced, all pending. Absolute values, not adjusted for revenue, scale or stage. *Pro forma enterprise value; no pre-money equity value disclosed.

IMPLIED EV ~$426M: ~135× FY2025 REVENUE ($3.15M, AUDITED) · ~21× ~$20M AT CLOSING · ~3.6× $120M TARGET IF REACHED · PEERS ~4.4× 2028E

Listed peers: EV (market cap at the 9-Oct-2026 close plus latest reported net debt) ÷ calendar-2028 consensus revenue (S&P Global data via StockAnalysis / MarketScreener; Screener for Indian market caps; March and April fiscal years time-weighted; Symbotic: year to Sep-2028); group medians; consensus may change. Nemi: implied EV ÷ the $120M target exit Operating ARR 12 months after closing; a management target, not a forecast; peers differ in scale, growth and profitability. Nemi has no annual 2028 forecast: its multiples are scenarios on trailing audited revenue, the run-rate at closing and the exit target, not like-for-like with peers' annual consensus. Implied EV: all PubCo shares at $10.00 at 0% redemptions (incl. sponsor, representative, rights and PIPE shares) less cash at close (trust $100M + PIPE $50M + up to $50M of pre-closing financing − estimated fees, slide 36) plus Nemi's net debt (~$2.8M, Sep 30, 2026, provisional, unaudited); ~$476M (~4.0×) if the pre-closing financing is not held as cash at close. De-SPACs: 8-K / Rule 425 filings; private rounds: company and press reports (2025–26). Not a fairness opinion or a prediction of trading value.

37

05 · USE OF FUNDS AND TRANSACTION Board, governance and advisors at close BOARD OF DIRECTORS · NEMI’S CURRENT BOARD · AT CLOSE: FIVE STAGGERED SEATS: FOUR NEMI DESIGNEES, ONE BHAV DESIGNEE (INDEPENDE NT, TO BE APPOINTED) Anirudh Ravi Narayanan FOUNDER & CEO · DIRECTOR Founder & CEO · aerospace defense - electronics engineer · McKinsey · Yale MBA Sam Swaminathan CBO · DIRECTOR GP, De La Crème Ventures · ex - SVP Fractal Analytics Jingjing Kanik INDEPENDENT DIRECTOR Exec. Director, Data Science, CVS Health · ex - McKinsey · PhD Yale Manoj Ganesh INDEPENDENT DIRECTOR Sr. Staff Process Scientist, Regeneron · co - led its Center of Automation · PhD, NYU Poly ADVISORS Naoya Nishimura BOARD ADVISOR CEO, Musashi Auto Parts India · Musashi Seimitsu Vinod K. Dasari ADVISOR Fmr. MD & CEO, Ashok Leyland & Royal Enfield Ramesh Mangaleswaran ADVISOR Senior Partner Emeritus, McKinsey (30 yrs) SUBSIDIARY OPERATING LEADERSHIP · INDIA Subramanian Ramasamy CFO · INDIA Chartered & cost accountant · 27+ yrs manufacturing finance Sadasivam Balasubramanian PRESIDENT · LMM INDIA DEV TEAM 20 yrs electronics · telematics, defense & aerospace Vijay Ragavalu PRESIDENT · MAAS INDIA 30+ yrs manufacturing · automation & operational excellence Vijay Ramakrishnan PRESIDENT · MAAS INDIA · COMMERCIAL 15+ yrs sales & marketing · Greaves Electric, HDFC, MakeMyTrip PUBCO BOARD AT CLOSE: 5 DIRECTORS (4 NEMI, 1 BHAV), 3 INDEPENDENT (THE BHAV DESIGNEE, TO BE APPOINTED, IS THE THIRD) · CLASS B: 10 VOTES/SHARE · FOUNDER & FAMILY 51.4% ECONOMIC PRE - DEAL · CONTROLLED COMPANY, NOT RELYING ON THE NASDAQ EXEMPTIONS 38

05 · USE OF FUNDS AND TRANSACTION

NEMI

Key milestones

MANAGEMENT TARGETS · MEASURABLE AND DATED · FORWARD-LOOKING, NOT GUARANTEES · A = ACTUAL, UNAUDITED

#	Milestone	Status	Timing
01	**First ex-India acquisition closed** GEOGRAPHIC DIVERSIFICATION · M&A PLAYBOOK PROOF	LOI with one target; two in commercial discussions	DURING 2027
02	**LMM per-person productivity ~9× → 15×+ in design + engineering** ANVIL AUTOMATION DEPTH	~9× per-person today · target 15×+	WITHIN 12 MONTHS OF CLOSING
03	**India revenue below ~50% of total** CONCENTRATION GLIDE PATH · GEOGRAPHIC MIX	~65% of Jan–Sep 2026 revenue from India (A); exports and acquired ex-India plants add revenue	DURING 2028
04	**Phase 2 robotics in production** LOW-COST ARMS · FIXTURING AUTOMATION · VISION INSPECTION	Prototype stage today; to be deployed on Nemi's own floors first	WITHIN ~18 MONTHS

Acquisitions: the LOI is non-binding and no definitive agreement has been signed; the acquisition may not be completed. Timing is management's estimate.

39

A Appendix

APPENDIX · CASE STUDY 1 OF 4

NEMI

Test-bed EV: from concept to production-ready in 9 months

INTERNAL PROGRAM · BNC MOTORS, OUR EV SUBSIDIARY · FULL PLATFORM: CHASSIS · BATTERY · MOTOR · ELECTRONICS

CASE 01


C110
MESSENGER

TEST-BED EV · BNC MOTORS · OUR SUBSIDIARY

Full EV platform in 9 months, under $0.5M

2× FASTER · 10× CHEAPER

WHAT THE LMM DID

- Anvil turned sketches and 2D requirements into 3D renders
- Anvil generated CAD, electronics schematics, simulation and design for manufacturability
- LMM build packages drove in-house machining, fabrication, 3D printing and electronics assembly

VS INDUSTRY BENCHMARK

9 vs 18 months

CONCEPT TO PRODUCTION-READY

OUR OWN EV, DESIGNED THROUGH THE LMM: A FULL PLATFORM IN 9 MONTHS AGAINST AN 18-MONTH INDUSTRY BENCHMARK

Internal program at BNC Motors, Nemi’s EV subsidiary; not a customer program. Duration and cost per management records (A, unaudited), not independently verified. “2× faster” and “10× cheaper” compare with management’s estimate of the typical time and cost of a comparable vehicle program; the 18-month benchmark is a typical industry duration, per management.

41

APPENDIX · CASE STUDY 2 OF 4

Defense unmanned aircraft system: a full drone powertrain in 4 months

CUSTOMER PROGRAM · BATTERY · MOTOR · ELECTRONIC SPEED CONTROLLER ("ESC") · GROUND CONTROL UNIT · BUILD-TO-SPEC, PRE-QUALIFIED

"I don't think there is a single company in India where all the components for drones can be manufactured completely in -house… Nemi can do it all —and their turnaround time is just incredible"

— CEO, TIER-1 DEFENSE MANUFACTURER

CASE 02


NEMI

TIER - 1 DEFENSE MANUFACTURER · AS9100D - CERTIFIED PARTNER

Indigenous powertrain supply chain in 4 months

4× FASTER · −20% BOM COST

WHAT THE LMM DID

- Anvil designed the battery pack and battery management system
- Motor customized and simulated from the design library, custom motor test rig developed
- Military-grade ESC with field-oriented control firmware; ground control unit with integrated power delivery
- **All four components prototyped and tested in -house**

VS INDUSTRY BENCHMARK

4 vs 16 months

PRE- QUALIFIED; FINAL CUSTOMER TESTING UNDER WAY

Customer program; the customer is not named. Outcomes per management records (A, unaudited), not independently verified. Benchmarks are management's estimates, based in part on data provided by the customer. Quote used with the customer's consent.

42

APPENDIX · CASE STUDY 3 OF 4

NEMI

Consumer appliance: a production line in 5 weeks

CUSTOMER PROGRAM · HOST-CELL ASSEMBLY LINE · COMPONENT RE-ENGINEERING · REFRIGERATION IN-SOURCING

"Nemi is our single most important vendor partner —they re-engineered our design to eliminate tooling, stood up the entire production process in five weeks, and in-sourced our imported refrigeration unit at 20% lower cost"

— FOUNDER & CEO, CONSUMER-APPLIANCE MAKER

CASE 03


COOL STUFF
ditto
Pour some

CONSUMERAPPLIANCE MAKER · SMART COFFEE MACHINES

Line stood up in 5 weeks, with zero tooling cost

LINE CAPACITY 400 UNITS/MO · −20% BOM ON REFRIGERATION

WHAT THE LMM DID

- Components redesigned to avoid tooling: plastic → sheet metal, casting →machining
- Anvil generated the jigs and fixtures
- Sealed food-grade refrigeration re-engineered and localized

VS INDUSTRY TIMELINE

5 vs 12+ weeks

PRODUCTION LINE STOOD UP

Customer program. Outcomes per management records (A, unaudited), not independently verified. Benchmarks are management's estimates, based in part on data provided by the customer. Quote used with the customer's consent.

43

APPENDIX · CASE STUDY 4 OF 4

NEMI

Aerospace: flight-critical precision at scale

CUSTOMER PROGRAM · TOP-CHAMBER STRUCTURAL CLAMP · 10–15 MICRON TOLERANCE · SERIAL SUPPLY

"They took a part that ran seven hours per job down to three—more than doubling output—without ever giving up the 10–15 micron tolerance the mounting point demands"

— CLIENT QUOTE, AEROSPACE OEM SUPPLIER


CASE 04

AEROSPACE OEM SUPPLIER

Ramp in days: 7 hours per job → 3, tolerance held

2.3 × THROUGHPUT · 100% FIRST / MIDDLE / LAST INSPECTION

WHAT THE LMM DID

- Workholding designed in Anvil within 2 days
- LMM-optimized two-operation toolpaths on computer numerical control ("CNC") milling
- Coordinate measuring machine-based statistical process control capture; first / middle / last inspection from day one
- **Reliable serial supply protecting a high-volume commitment**

VS THE PREVIOUS PROCESS

3 vs 7 hours

PER JOB · 10–15 MICRON TOLERANCE HELD

Customer program; the customer is not named. Outcomes per management records (A, unaudited), not independently verified; cycle time and inspection as measured by Nemi on this part. Quote used with the customer's consent.

44

APPENDIX · OUR FACTORIES 45 MACHINING TOOLING ASSEMBLY ELECTRONICS BATTERY MOTOR We don’t just simulate : we execute in our own factories. Not just capacity : data engines for the LMM flywheel. 300k+* SQ FT · FULL - STACK * PRESENT FOOTPRINT IN INDIA AS9100D:2016 ISO 9001:2015 CERTIFIED

APPENDIX · TERMS USED IN THIS PRESENTATION

NEMI

Glossary & KPI definitions

Term	Definition
LMM	Large Manufacturing Model, Nemi's system (Anvil, Orion, Atlas): Nemi's own tools (rendering, CAD, ERP, vision and others) and the applications built on them, each using the third-party AI models best suited to the task. Named by analogy to LLMs; not a technical equivalence claim.
MAAS	Manufacturing-as-a-Service: design and manufacturing programs delivered to customers from Nemi's plants.
OPERATING ARR	Operating annualized revenue run-rate: latest-quarter external revenue × 4, excluding intercompany; today: Q3 2026, from provisional accounts. A run-rate, not contracted revenue.
OPEN POs · LOIs	Open POs: orders received, not yet delivered and invoiced (PO registers), including blanket POs against which releases are issued; subject to the realization of certain contractual milestones. LOIs: signed, non-binding letters of intent with indicative volumes; they may not convert.
ENTERPRISE CUSTOMERS	Companies and institutions billed by MaaS, EV fleets or exports in the period stated (50+: Jan–Sep 2026), at group level; individual retail and rental buyers are not counted.
TIER 1 · TIER 2	Tier 1: customers that contract directly with Nemi. Tier 2: end customers that Nemi serves through a Tier-1 partner holding the customer contract.
CLOSING	Closing of the business combination with BHAV, when Nemi Corp starts trading on Nasdaq. The $120M target is for the quarter ending 12 months after closing.
PRE-MONEY / PRO FORMA EQUITY VALUE	Pre-money: Nemi's equity value before the transaction, $400M at $10.00 per share per the BCA, including pre-closing financing shares and assumed equity awards. Pro forma equity value: all PubCo shares at closing at $10.00, 0% redemptions (~$616M).
ANVIL · ORION · ATLAS	Nemi applications for design & engineering, factory operations (digital twin, ERP, robotics) and commercial / post-sales.
TAM / SAM	TAM: annual global spend in a category. SAM: the part of TAM that Nemi can serve with its current capabilities and footprint, not a revenue forecast. Management estimates; see the market pages.
TARGET EXIT OPERATING ARR	Operating ARR for the quarter ending 12 months after closing (Q1 2028E), including businesses acquired by then. A management target and forward-looking statement, not a forecast or guarantee.
MANAGEMENT PIPELINE	Management's CY2028 volume estimates, not forecasts, for customers with no LOI (existing customers, public-sector programs, export tenders, robotic training data sales subject to customer consent, others), less run-rate at closing; no PO or LOI; not probability-weighted.
REPEAT RATE · EXISTING-CUSTOMER SHARE	Repeat rate: share of FY2025 MaaS revenue from customers billed again in 2026. Existing-customer share: share of Jan–Sep 2026 MaaS revenue from customers billed in 2024 or 2025. Both exclude related parties.
LIVE · PILOT · ROADMAP	Maturity labels for Nemi's tools: live (in use on Nemi programs); pilot (partial or prototype); roadmap (not yet built).
BCA · PIPE · PRE-CLOSING FINANCING	Business combination agreement · private investment in public equity · up to $50M Nemi plans to raise before closing in one or more private financings ("Series C"); its securities sit within the $400M pre-money.
ADJUSTED GROSS MARGIN	Non-GAAP, unaudited. FY2024 MaaS gross margin recomputed with materials at their FY2025 share of revenue (42.7%, not 12.8%), removing a one-time inventory benefit: 43.2% − 29.8 pts = 13.4%. FY2025 is not adjusted.

Definitions are management's; contractual definitions are governed by the BCA. FY = fiscal year ended December 31 (FY2025 = calendar 2025), as in the audited financial statements. PubCo = Nemi Corp, the Texas parent that lists.

46

APPENDIX · GOVERNANCE AND STRUCTURE Governance and group structure at close GROUP STRUCTURE · BOARD AND VOTING · RELATED - PARTY POLICY · INDIA MATTERS · COMPENSATION Subject to the BCA, PubCo’s charter and the registration statement / proxy statement. Subsidiary holdings per the audited con sol idated financial statements (Note 28(a)). At closing, BHAV Acquisition Corp (Cayman Islands) merges with subsidiaries of Nemi Corp. 47 FOUNDER LOCKED UP FOR UP TO TWO YEARS · MAJORITY - INDEPENDENT BOARD · AUDIT COMMITTEE OF INDEPENDENT DIRECTORS GROUP STRUCTURE · TARGET AT CLOSE After the planned restructuring; planned entities dashed Nemi Corp (Texas) LISTED PARENT (PUBCO) · NASDAQ ▪ Nemi Corp holds 87.15% of BNC Motors today and expects to hold 100% before closing: the remaining holders of the other 12.85% of BNC Motors are expected to be acquired after the BCA is signed and before closing. Restructuring planned before closing: a new Indian company, Nemi AI, takes on the MaaS business and shared services and holds Booma Manufacturing; Booma Energy (dormant) is wound down. Today Booma Manufacturing, Booma Motors and BNC Finance are 99% - held subsidiaries of BNC Motors (audited statements). BOARD AND VOTING Five directors at close: four designated by Nemi’s shareholders and one by BHAV (the independent director, yet to be appointed); three independent in all. Class B, 10 votes per share, no sunset: held by the Founder directly and through ARN Advisory Partners and by BHAV’s CEO for the sponsor’s ~2.7M founder shares. The Founder is expected to hold a majority of the votes: PubCo will be a controlled company but does not intend to rely on the Nasdaq exemptions. RELATED - PARTY TRANSACTIONS Related - party dealings are priced at arm’s length. From listing, the audit committee of independent directors reviews and approves them, as Nasdaq rules require, and they are disclosed in our filings. See the risk factors and Note 28 to the audited financial statements. INDIA: FX, CASH AND DEFENSE Currency: nearly all revenue is in rupees; PubCo reports in US$ and does not hedge. Cash: beyond an initial ~$20M of equity, PubCo plans to fund the Indian companies mainly with loans, repaid to PubCo. Defense: vendor registrations only, no defense licenses; the board of the company doing defense work will be entirely Indian. EV BUSINESS An India listing of the EV business is under consideration (no decision yet); PubCo would keep the value through its remaining stake and the proceeds of any shares it sells. COMPENSATION: STOCK - HEAVY, PROFIT - LINKED Executive pay is mostly in stock: an incentive plan of 15% of shares at closing plus an annual top - up. Each business’s team earns 15% of its pre - bonus profit. EV business BNC MOTORS PRIVATE LIMITED MaaS & shared services NEMI AI · NEW Acquisitions PLANNED MIDDLE EAST · EAST ASIA · US Fleet leases, sales & AMC BOOMA MOTORS Intra - group lender BNC FINANCE MaaS factories BOOMA MANUFACTURING 100% *

06 Risk factors

06 · RISK FACTORS Summary risk factors (1 of 2) SUMMARY ONLY, NOT EXHAUSTIVE · THE FULL RISK FACTORS WILL BE SET OUT IN THE S - 4 / PROXY STATEMENT RISKS RELATED TO OUR BUSINESS ▪ We have a limited operating history at our current scale; we incurred net losses of $3.98M in FY2024 and $3.45M in FY2025 (audited), including R&D expense of $1.91M and $1.98M that U.S. GAAP requires us to expense, and a net loss in CY2026 to date, and we may continue to incur losses. ▪ Well - funded competitors may pursue similar strategies with far greater capital (e.g., Project Prometheus at a reported $41B valuation, Jun - 2026) and may develop competing products faster. ▪ Our revenue depends on a limited number of enterprise customers; the top - 10, including related parties, represented ~73% of FY2025 revenue, and the loss of a large customer could materially affect results. ▪ About half of our revenue (~51% in FY2025, ~54% in FY2024) came from three related parties (Note 28): an entity affiliated with our key management that was our channel to defense customers before we held Tier - 1 status; an entity over which our key management can exercise significant influence; and an early EV distributor. We also bought ~$1.3M of goods and equipment from them in FY2025. After we became a Tier - 1 supplier and moved EVs from retail to fleets, related - party sales fell to under 5% of Jan – Sep 2026 revenue (unaudited). We price them at arm’s length and our audit committee will review them, but they may create conflicts of interest. ▪ We depend on suppliers of components, machines and materials, some single - sourced; disruptions could delay programs. ▪ Our EV business is exposed to demand, subsidy, pricing and battery - supply risks, and to fleet customers' financing. ▪ We are considering a separate listing of our EV business in India; no decision has been made, and any listing could reduce our ownership of that business. ▪ Government and defense contracts may be terminated for convenience, audited or delayed, and are subject to export - control and security requirements. ▪ We face product - liability, warranty and recall exposure, particularly in EV and defense programs. RISKS RELATED TO OUR TARGETS ▪ Our target of $120M exit Operating ARR 12 months after closing is ~32 × our current run - rate of ~$3.7M (Q3 2026 revenue × 4, unaudited) and ~6 × the ~$20M we expect at closing; we have not grown at this rate before. Reaching it requires raising the pre - closing financing by January 2027, converting non - binding LOIs, converting a substantial share of management pipeline volumes, adding capacity, and closing and integrating acquisitions not yet signed, with ~$100M of funding before and at closing. ▪ Of the $120M target, only ~$20M is the run - rate we expect at closing, mainly from delivering open POs; the rest assumes ~$70M from converting non - binding LOIs and management pipeline volumes and ~$30M from acquisitions not yet signed, none of which is secured demand. Management pipeline is management’s CY2028 volume estimate for customers without an LOI, less the run - rate at closing, and is not probability - weighted. Before that deduction, more than half comes from public - sector programs, about a fifth each from exports and existing customers’ growth, and some from sales of robotic training data, subject to customer consent where the data comes from customer programs and to export - control rules. ▪ The $120M target and other milestones reflect management's assumptions as of September 30, 2026, are not guarantees and may differ materially from actual results. RISKS RELATED TO OUR FINANCIAL CONDITION ▪ We have limited cash and depend on near - term financing to grow. At September 30, 2026, cash and cash equivalents were ~$0.35M and working capital ~$1.2M (provisional, unaudited). Management’s going - concern forecast in our audited statements uses only confirmed orders, excludes the pre - closing financing and the business combination, and keeps month - end cash positive through October 2027; it relies on collecting those orders, pausing capital and development spending, a $0.84M land - advance refund due by November 15, 2026, up to $0.32M of founder funding and deferring $1.23M of loans until the pre - closing (Series C) financing. Growth needs up to $50M of pre - closing financing (November 2026 – January 2027) and working - capital debt in India; a shortfall or delay would delay deliveries, defer acquisitions and reduce revenue. We may need more capital after closing, which could dilute shareholders or impose restrictive terms. ▪ Management identified substantial doubt about our ability to continue as a going concern at December 31, 2025 and concluded that its plans alleviate it; our auditor’s opinion is unqualified and reports that assessment as a critical audit matter. Our equity turned positive (~$9.3M pro forma) when $11.28M of convertible debentures, carried as debt at that date, converted in March 2026. Our CY2026 results are unaudited and may change. 49

06 · RISK FACTORS Summary risk factors (2 of 2) SUMMARY ONLY, NOT EXHAUSTIVE · THE FULL RISK FACTORS WILL BE SET OUT IN THE S - 4 / PROXY STATEMENT RISKS RELATED TO ACQUISITIONS ▪ Achieving the $120M target exit Operating ARR depends in part (~$30M, or 25%) on acquisitions not yet signed. ▪ Acquisitions may not close, may close late or cost more than expected, and integration may not deliver the assumed cost, quality and lead - time improvements. ▪ Acquired businesses may carry undisclosed liabilities, customer or key - employee attrition, or regulatory exposure in new jurisdictions. RISKS RELATED TO INDIA AND INTERNATIONAL OPERATIONS ▪ ~65% of Jan – Sep 2026 revenue and substantially all operations and assets are in India; results are exposed to Indian economic, political, regulatory, tax and currency conditions. ▪ Changes to Indian FDI, export - control, labor or tax rules could restrict operations, cash repatriation or reported results. ▪ We do not yet own all of BNC Motors (the parent of our Indian operating companies); buying the remaining 12.85% depends on completing share purchases and Indian filings. ▪ It may be difficult for investors to effect service of process or enforce US judgments against our Indian subsidiaries, assets or officers. ▪ Operations in new geographies (Middle East, East Asia, US) involve unfamiliar legal, regulatory and labor regimes. ▪ Tariffs, sanctions and trade restrictions could raise input costs or limit access to export markets. RISKS RELATED TO TECHNOLOGY, IP AND PEOPLE ▪ The Phase 2 LMM may not achieve the productivity, automation or cost outcomes we expect, on our timeline; robotics remain at prototype stage. ▪ We may be unable to protect our intellectual property, and third parties may claim we infringe theirs. ▪ Our tools use third - party AI models that we do not own or control; changes in their availability, terms or cost could affect our products and margins. ▪ Customer contracts and export - control and security rules (incl. defense and aerospace) may limit the process data we can use to train the LMM. ▪ We depend on our Founder and a small senior team; competition for engineering talent in India and the US may raise costs. ▪ Cyber - security incidents or failures of our software could disrupt operations and harm customer relationships. RISKS RELATED TO THE SPONSOR ▪ BHAV’s CEO and CFO are also officers of BHAV Acquisition Corp II, a second SPAC that completed a $100M IPO on 30 October 2026 and whose units trade on Nasdaq (BHAIU). It is also seeking a target in sectors that overlap with ours (robotics, EVs, drones, advanced energy). They may have conflicting duties, and business combination opportunities may be allocated to that SPAC. RISKS RELATED TO THE BUSINESS COMBINATION AND OUR SECURITIES ▪ BHAV must complete a business combination by June 20, 2027 (15 months from its IPO) unless the deadline is extended, and either party may terminate the BCA if closing has not occurred by then; delays to the S - 4, PIPE or vote could cause the deal to fail. ▪ No PIPE capital is committed to date. Closing needs only $30M of available cash (trust after redemptions plus PIPE and pre - closing financing proceeds), which the parties may waive, well below the ~$100M our plan assumes: with high redemptions and less PIPE or pre - closing financing than targeted, we could close with much less cash than planned, delaying capacity additions and acquisitions. ▪ Redemptions may reduce cash at close and liquidity in our shares; the market price may decline below $10.00. ▪ As a public company we will incur significant costs and must maintain effective internal controls, which we have not previously been required to do. ▪ Founder and family hold 51.4% of Nemi’s economic interest before the transaction, which will be diluted at closing and by the pre - closing financing. The Founder, directly and through ARN Advisory Partners, will hold Class B shares carrying 10 votes per share, with no sunset, and is expected to hold a majority of the voting power; BHAV’s CEO will hold ~2.7M Class B shares (~18 – 20% of the votes at closing). Further share issuances could reduce the Founder’s majority. We expect to be a ‘controlled company’ under Nasdaq rules; we do not intend to rely on the related governance exemptions, but could do so in future. ▪ The safe harbor for forward - looking statements is not available for statements in connection with the business combination. ▪ Issuances under the incentive plan (15% at closing plus an annual evergreen) and the conversion of BHAV rights at closing will dilute shareholders (a fully issued 15% pool would reduce Nemi holders from 65.0% to ~56.5% at 0% redemptions, before the annual top - up); shares issued in the pre - closing financing sit within the $400M and dilute Nemi holders. Those shares and PIPE shares are not under the BCA lock - ups and may be registered and sold soon after closing. 50